UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 3, 2012, Hanesbrands Inc. (the “Company”) issued a press release reaffirming its 2012 earnings, sales and financial guidance for continuing operations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is scheduled to present at the Telsey Advisory Group’s 3rd Annual Fall Consumer Conference in Las Vegas from 1:55 to 2:40 p.m. EDT (10:55 to 11:40 a.m. PDT) on Wednesday, October 3, 2012. The presentation will be broadcast live via webcast accessible through the HanesBrands corporate website, www.hanesbrands.com. A copy of the presentation materials to be used in connection with the presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibits 99.1 and 99.2 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibits 99.1 or 99.2 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibit 99.2 contains disclosures about free cash flow and debt-to-EBITDA leverage ratio, which are considered non-GAAP financial measures. The Company has chosen to provide these measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating the Company’s operations. This non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP or other pro forma measures used by other companies.

Statements in this Current Report on Form 8-K and accompanying exhibits that are not statements of historical fact, including those regarding the Company’s future financial results, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are made only as of the date of this report and are based on the Company’s current intent, beliefs, plans and expectations. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. These risks and uncertainties include the risks identified from time to time in the Company’s most recent Securities and Exchange Commission reports, including the 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, other than as required by law.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
	Exhibit 99.1	Press release dated October 3, 2012
	Exhibit 99.2	Presentation of Hanesbrands Inc. dated October 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2012	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer

Exhibits

Exhibit 99.1	Press release dated October 3, 2012
Exhibit 99.2	Presentation of Hanesbrands Inc. dated October 3, 2012